                                                                       Exhibit 2
                        HORIZON ENERGY DEVELOPMENT, INC.
                                INCOME STATEMENT
                                   (Unaudited)

                                                     Three Months Ended
                                                     December 31, 2000
                                                   -----------------------

Operating Revenue:
  Operating Revenue                                           $31,224,487
                                                   -----------------------

Operating Expenses:
  Fuel Used in Heat and Electric Generation                    15,495,599
  Operation Expenses                                            5,815,404
  Maintenance Expenses                                              8,296
  Property, Franchise & Other Taxes                               562,368
  Depreciation, Depletion & Amortization                        2,703,316
                                                   -----------------------
Operating Expenses                                             24,584,983
                                                   -----------------------
Operating Income                                                6,639,504
                                                   -----------------------

Other Income                                                      516,892
                                                   -----------------------

Interest Charges                                                2,703,082
                                                   -----------------------

Income Before Income Taxes                                      4,453,314
                                                   -----------------------

Income Taxes - Current                                          2,528,451
Income Taxes - Deferred                                        (1,230,192)
                                                   -----------------------
                                                                1,298,259
                                                   -----------------------

Minority Interest in Foreign Subsidiaries                        (915,212)
                                                   -----------------------

Net Income                                                     $2,239,843
                                                   =======================